UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  August 13, 2008

PLAYLOGIC ENTERTAINMENT, INC.
(Name of Small Business Issuer as specified in its charter)
Delaware	0-49649	23-3083371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Strawinskylaan 1041, WTC Amsterdam, C-Tower, 10th floor 1077 XX
(Address of principal executive offices and zip code)

Company’s telephone number, including area code: (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

    On August 13, 2008, Playlogic Entertainment, Inc. issued a press release reporting its financial results for the quarter ended June 30, 2008 on its  Quarterly Report on Form 10-Q with the United States Securities and Exchange Commission .. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1    Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PLAYLOGIC ENTERTAINMENT, INC.

Date: August 13, 2008	By:	/s/ Willem M. Smit
Name: Willem M. Smit Title: President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release